Exhibit 99.01
FIRST AMENDMENT TO
POOLING AND SERVICING AGREEMENT
          This FIRST AMENDMENT TO THE POOLING AND SERVICING AGREEMENT, dated as of December 17, 2007 (this “Amendment”), is among American Express Receivables Financing Corporation II (“RFC II”), American Express Receivables Financing Corporation III LLC (“RFC III”), American Express Receivables Financing Corporation IV LLC (“RFC IV”), American Express Travel Related Services Company, Inc. (the “Servicer”) and The Bank of New York, as trustee (the “Trustee”). This Amendment amends the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (the “Pooling and Servicing Agreement” and, together with this Amendment, the “Amended Pooling and Servicing Agreement”).
RECITALS
          1. Pursuant to Section 13.01(a) of the Pooling and Servicing Agreement, each of RFC II, RFC III and RFC IV has delivered to the Trustee an Officer’s Certificate, dated the date of this Amendment, stating that RFC II, RFC III and RFC IV, respectively, reasonably believes that this Amendment will not have an Adverse Effect.
          2. RFC II, RFC III, RFC IV and the Servicer have satisfied all conditions precedent contained in the Pooling and Servicing Agreement to entering into this Amendment and this Amendment is authorized and permitted under the Pooling and Servicing Agreement. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.
          3. Now, therefore, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
AMENDMENTS
          SECTION 1. Amendment to Section 1.01. The definition of “First Amendment Effective Date” shall be added to Section 1.01 of the Pooling and Servicing Agreement and it shall read as follows:
          “First Amendment Effective Date” shall mean January 1, 2007.
          SECTION 2. Amendment to Section 14.07. Section 14.07(a) of the Pooling and Servicing Agreement is hereby amended by deleting in its entirety the introductory paragraph thereof and inserting in its place the following:
          (a) (1) In the event that TRS is not the Servicer, then on or before the earlier of (a) March 31 and (b) 30 days prior to the date on which the Trust is required to file the report on Form 10-K in each calendar year, and (2) in the event that TRS or an affiliate of TRS is the Servicer, then on or before the date on which the Trust is required to file the report on Form 10-K in each calendar year, commencing in 2007, the Servicer shall:

          SECTION 3. Amendment to Exhibit I. Exhibit I of the Pooling and Servicing Agreement is hereby amended by deleting such Exhibit in its entirety and inserting in its place the Exhibit attached hereto as Exhibit I.
          SECTION 4. Miscellaneous. The amendments provided for by this Amendment shall become effective as of the First Amendment Effective Date upon receipt by the Trustee of the following:
          (a) Notification in writing from each of Moody’s and Standard & Poor’s to the effect that this Amendment will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.
          (b) An Officer’s Certificate of each Transferor to the effect that such Transferor reasonably believes that this Amendment will not have an Adverse Effect.
          (c) An Opinion of Counsel delivered pursuant to subsection 13.02(d)(i) of the Pooling and Servicing Agreement.
          (d) Counterparts of this Amendment, duly executed by the parties hereto.
          SECTION 5. Pooling and Servicing Agreement in Full Force and Effect as Amended. The Pooling and Servicing Agreement is hereby amended by providing that all references therein to the “Pooling and Servicing Agreement,” “this Agreement,” “hereby,” “hereof” and “herein” shall be deemed from and after the effective date of this Amendment to be a reference to the Amended Pooling and Servicing Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their terms and except as expressly provided herein, this Amendment shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.
          SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          SECTION 8. Limitation of Trustee. The Trustee makes no representations as to the validity or sufficiency of this Amendment. The recitals and statements herein are deemed to be those of RFC II, RFC III, RFC IV and the Servicer, and not of the Trustee.

2

          IN WITNESS WHEREOF, RFC II, RFC III, RFC IV, the Servicer and the Trustee have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II,
as a Transferor

By:	/s/ Maureen Ryan

Name: Maureen Ryan
Title: President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC,
as a Transferor

By:	/s/ Catherine M. Hogan

Name: Catherine M. Hogan
Title: President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC,
as a Transferor

By:	/s/ Robert C. Radle

Name: Robert C. Radle
Title: President

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,
as Servicer

By:	/s/ David L. Yowan

Name: David L. Yowan
Title: Senior Vice President & Treasurer

THE BANK OF NEW YORK,
as Trustee

By:	/s/ Catherine Cerrilles

Name: Catherine Cerrilles
Title: Vice President
[Signature Page to First Amendment to Pooling and Servicing Agreement]

EXHIBIT I
SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
     The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Applicable
	Servicing Criteria	Servicing Criteria
Reference	Criteria

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)	Payments on credit card accounts are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	✓[1]

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	✓

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	✓

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	✓

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

[1]	Solely with regard to deposits made by the Trustee.

I-1

Applicable
	Servicing Criteria	Servicing Criteria
Reference	Criteria

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of credit card accounts serviced by the Servicer.	✓

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	✓

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	✓

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	✓

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on credit card accounts is maintained as required by the transaction agreements or related asset pool documents.	✓[2]

1122(d)(4)(ii)	Account and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)	Payments on credit card accounts, including any payoffs, made in accordance with the related credit card accounts documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.

1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a Account is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.

[2]	Solely with regard to the manner of holding trust assets and investment of trust assets in eligible investments.

I-2

Applicable
	Servicing Criteria	Servicing Criteria
Reference	Criteria

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF TRUSTEE]

Date:

By:

Name:
Title:

I-3